INVESTOR PRESENTATION Third Quarter 2021 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Such factors include, but are not limited to, the scope and duration of the COVID-19 pandemic (including the appearance of new strains of the virus), actions taken by governmental authorities in response thereto, and the direct and indirect impact of the pandemic on the Corporation, our customers, service providers and third parties. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2020, in our Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and in our Form 10-Q for the quarter ended September 30, 2021 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

NPLs decreased $52.3 million QoQ; ratio at 2.2%, from 2.4% the prior quarter NCO ratio at 0.12% compared to (0.02%) the previous quarter ACL to loans of 2.49% compared to 2.70% in Q2 2021 Credit Metrics Net income of $248.1 million Net interest margin: Popular, Inc. 2.77%, BPPR 2.75% Provision for credit losses resulted in a benefit of $61.2 million Earnings Common Equity Tier 1 Capital ratio of 17.4% Tangible book value per share of $66.01 up $2.77 from Q2 2021 Capital Q3 2021 Highlights Completed $350 million Accelerated Share Repurchase program; repurchased 4.6 million shares at an average price of $75.84 Announced the redemption of outstanding $187 million 6.70% Trust Preferred Securities, to be completed in Q4 Quarter Events

Business Highlights BPPR Business Metrics Issued $2.1 billion or 49,700 loans ($1.4 billion in Round 1 and $678 million in Round 2) As of September 30, 2021: Outstanding loans: $129 million from Round 1 and $541 million from Round 2 Recognized $59 million YTD in income from program $40 million unamortized fee income remaining Mortgage originations were lower than Q3 2020 by 3%; up 51% from Q3 2019 Auto loans and lease originations decreased 3% compared to Q3 2020; 26% higher than Q3 2019 Credit and debit card sales (in dollars) 5% higher versus Q3 2020; up 34% from Q3 2019 Deposits, excluding P.R. public funds, increased 12% from Q3 2020; 50% higher than Q3 2019 Paycheck Protection Program (PPP) 1 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days Popular Bank On October 15, 2021, acquired healthcare leasing business with $119 million in net assets for $159 million in cash National leasing platform complements our existing healthcare lending niche business BPPR Customer Engagement 1.9 million customers as of September 2021 (increased by 141,000 since March 2020 and 12,000 QoQ) 18% growth in active online users1 since March 2020 Captured 66% of Q3 2021 deposits through digital channels, compared to 56% in Q1 2020

Puerto Rico – Key Indicators Economy 1 Source: United Automobile Importers Group (based on units) as of September 2021; 2 Source: Puerto Rico Economic Development Bank, Q3 2021 estimated based on July and August 2021 Actuals;   3 Source: U.S. Bureau of Labor Statistics (Seasonally Adjusted) as of August 2021 ; 4 Credit and debit card sales pertain to BPPR customers only as of September 2021 New auto sales continue to demonstrate strong consumer demand Credit and debit card volumes remain above pre-pandemic levels Total employment is still below pre-pandemic levels 1 2 3 4

Financial Summary 6

Net Interest Margin Dynamics Q3 2021 net interest margin at 2.77%; FTE1 net interest margin at 3.04% Money market and investment securities to earning assets ratio at 59% FTE loan yield increased 2 basis points QoQ to 6.15%, driven by PPP income Total deposit cost for the quarter down 2 basis points to 0.16%; decreased 4 basis points in the U.S. and 1 basis point in P.R. ¹ FTE stands for fully taxable-equivalent basis. Represents a non-GAAP financial measure. See the Corporation’s earnings press release, Form 10Q and Form 10K filed with the Securities and Exchange Commission for the applicable periods, for a GAAP to non-GAAP reconciliation 2 Balances are at end of period Differences due to rounding

Capital Robust capital levels; Common Equity Tier 1 of 17.4% Leverage ratio of 7.4% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 46% of total assets Tangible book value per share of $66.01 up $2.77 from Q2 2021 Capital actions: Completed $350 million Accelerated Share Repurchase program; repurchased 4.6 million shares at an average price of $75.84 Announced the redemption of outstanding $187 million 6.70% Trust Preferred Securities, to be completed in Q4 Capital Ratios (%) Note: Estimated for the current period

Non-Performing Assets ($ in millions) Non-Performing Assets NPAs decreased by $57 million QoQ NPLs decreased by $52 million QoQ P.R. NPLs at $609 million, or 2.9% of loans, down by $48 million, driven by: Lower commercial NPLs by $34 million, mainly due to payment activity Lower mortgage NPLs by $16 million, driven by lower inflows U.S. NPLs at $24 million, or 0.3% of loans, down by $4 million, mostly related to a commercial loan pay-off during the quarter Held for sale NPLs decreased by $9 million QoQ Differences due to rounding Non-Performing Loans ($ in millions)

NPL Inflows Total NPL Inflows ($ in millions) Mortgage NPL Inflows ($ in millions) Differences due to rounding Total NPL inflows decreased by $43 million QoQ P.R. inflows decreased by $37 million QoQ, as the prior quarter included a $32 million commercial relationship U.S. inflows decreased by $7 million QoQ, driven by lower commercial inflows Commercial and Construction NPL Inflows ($ in millions)

NCOs and NCO-to-Loan Ratio ($ in millions) NCOs and Allowance for Credit Losses Differences due to rounding NCOs increased by $10 million QoQ, mostly driven by: Higher commercial NCOs by $14 million, mostly due to the effect of recoveries of $8 million in Q2 2021 from an NPL resolution Lower mortgage NCOs by $3 million NCO ratio at 0.12% vs. (0.02%) in Q2 2021 ACL decreased by $67 million QoQ, driven by changes in the economic scenarios and credit quality ACL-to-Loans ratio at 2.49% vs. 2.70% in Q2 2021 ACL-to-NPLs at 114% vs. 115% in Q2 2021 1

Allowance for Credit Losses – Q3 2021 Movement Differences due to rounding ACL Movement: Moody’s August vintage continues to show a favorable economic scenario. Changes in the forecast of income-based variables contributed to the reduction in ACL Stability in the economic outlook and borrower performance contributed to the reductions in qualitative reserves Portfolio changes include changes in credit quality and volume mix Economic Scenario: Probability weighted Moody’s scenarios Baseline scenario is assigned the highest probability, followed by the S3 scenario P.R. and U.S. Baseline forecast for GDP growth remained consistent QoQ The unemployment rate in U.S. and P.R. shows improvement through 2022 $786 $(9) $(19) $(15) $(24) $719

Driving Value Capital Completed $350 million Accelerated Share Repurchase program; repurchased 4.6 million shares at an average price of $75.84 Announced the redemption of outstanding $187 million 6.70% Trust Preferred Securities, to be completed in Q4 Franchise Additional Value Investments in Evertec and Banco BHD León Market leader in Puerto Rico Well-positioned to take advantage of economic recovery Focus on customer service supported by broad branch network Differentiated digital offering for retail and commercial customers Diversified fee income driven by unmatched product breadth Strong risk-adjusted loan margins driven by a well-diversified portfolio Substantial liquidity with low deposit beta Mainland U.S. banking operation provides geographic diversification Commercial led strategy focused on small and medium-sized businesses Branch footprint in South Florida and New York Metro National niche banking focus in homeowners’ associations, healthcare and non-profit organizations Acquired a leasing business that complements existing healthcare lending focus

INVESTOR PRESENTATION Appendix Third Quarter 2021

Franchise Summary Corporate Structure Assets = $63 billion Assets = $10 billion Puerto Rico Operations United States Operations Assets = $74 billion Information as of September 30, 2021 ¹ Doing business as Popular Selected equity investments EVERTEC and Banco BHD León under Corporate segment Transaction processing, business processes outsourcing 16.19% stake Adjusted EBITDA of $80 million for the quarter ended June 30, 2021 Dominican Republic bank 15.84% stake 2020 net income of $163 million Industry Financial services Headquarters San Juan, Puerto Rico Assets $74 billion (among top 50 BHCs in the U.S.) Loans $29 billion Deposits $66 billion Banking branches 159 in Puerto Rico, 39 in the U.S. (28 in New York and New Jersey and 11 in Florida) and 10 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap $6 billion Corporate Structure – Popular, Inc. Banco Popular de Puerto Rico Popular’s Insurance Subsidaries Popular North America, Inc. Popular Securities LLC Holding Companies (Including Equity Investments) Popular Bank 1 Popular Auto, LLC

Differences due to rounding Business Segments

Municipalities Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related Indirect Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of September 30, 2021, our direct exposure to P.R. municipalities was $346 million, down by $29 million QoQ P.R. Public Sector Exposure

FICO Mix of Consumer Originations

Popular, Inc. Credit Ratings Senior Unsecured Ratings Moody’s Ba3 Stable Outlook Fitch BBB- Stable Outlook S&P BB- Positive Outlook February Moody’s changes outlook to Positive from Negative April S&P upgrades to BB- from B+ revised outlook to Positive 2017 October Fitch and S&P change outlook to Negative from Positive 2018 May Fitch revised outlook to Positive 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 March S&P lowers outlook to Stable 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable

INVESTOR PRESENTATION Third Quarter 2021